                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 11, 2001
                                                  ------------


                             MICROSEMI CORPORATION
                             ---------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                         0-8866                  95-2110371
----------------------------          -------------           --------------------
(State or other jurisdiction           (Commission              (I.R.S. Employer
    of incorporation)                  File Number)            Identification No.)

       2381 Morse Avenue, Irvine, California                   92614
-------------------------------------------------------      ----------
      (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code  (949) 221-7100
                                                    --------------

                                Former Address:
     2830 South Fairview Street, Santa Ana, California         92704

                               --------------

        (Former name or former address, if changed, since last report)

Item 5.  Other Events

         On May 11, 2001, the Registrant issued the news release attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Unaudited Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.


EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            News Release


Item 9.  Regulation FD Disclosure

         On May 11, 2001, the Registrant issued the news release attached hereto as Exhibit 99.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICROSEMI CORPORATION
                                               (Registrant)


Date:  May 11, 2001                   By:  /s/ David R. Sonksen
                                         -----------------------------
                                         David R. Sonksen, Executive Vice
                                         President, Treasurer, Chief Financial
                                         Officer and Secretary

                             MICROSEMI CORPORATION

                               INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            News Release